Exhibit (d)(10)

Dated as of June 4, 2012

IVY FUNDS

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Asset Strategy Fund

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Asset Strategy New Opportunities Fund (Effective February 11, 2010)

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Balanced Fund

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $ 1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Bond Fund

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Core Equity Fund

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion	0.50% of net assets

Ivy Cundill Global Value Fund

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Dividend Opportunities Fund

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Energy Fund

Net Assets	Fee
Up to $l billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy European Opportunities Fund

Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million	0.75% of net assets

Ivy Global Bond Fund

Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy Global Equity Income Fund (Effective June 4, 2012)

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Global Income Allocation Fund (name change effective June 4, 2012)

Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Global Natural Resources Fund

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy High Income Fund

Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy International Core Equity Fund

Net Assets	Fee
Up to $l billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy International Growth Fund

Net Assets	Fee
Up to $l billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy Large Cap Growth Fund

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Limited-Term Bond Fund

Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Ivy Managed European/Pacific Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Managed International Opportunities Fund

A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund

Net Assets	Fee
Up to $l billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion	0.86% of net assets

Ivy Mid Cap Growth Fund

Net Assets	Fee
Up to $l billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Money Market Fund

A cash fee computed each day on net asset value for the Fund at the annual rate of 0.40% of net assets.

Ivy Municipal Bond Fund

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Municipal High Income Fund (Effective May 18, 2009)

Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Pacific Opportunities Fund

Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Real Estate Securities Fund

Net Assets	Fee
Up to $l billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion	0.80% of net assets

Ivy Science & Technology Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Small Cap Growth Fund

Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Small Cap Value Fund

Net Assets	Fee
Up to $l billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Tax-Managed Equity Fund (Effective May 18, 2009)

Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion	0.50% of net assets

Ivy Value Fund

Net Assets	Fee
Up to $l billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Amended and Effective May 18, 2009 with respect to addition of Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund; Amended and Effective February 11, 2010 with respect to addition of Ivy Asset Strategy New Opportunities Fund; Amended and Effective January 24, 2011 with merger of Ivy Mortgage Securities Fund into Ivy Bond Fund; Amended and Effective June 13, 2011 with respect to merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund; Amended and Effective June 4, 2012 with respect to addition of Ivy Global Equity Income Fund and name change of Ivy International Balanced Fund to Ivy Global Income Allocation Fund.

Dated as of June 4, 2012